Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 9/15/03


Blended Coupon 5.4218%


Excess Protection Level
3 Month Average   6.43%
December, 1999   6.66%
November, 1999   6.06%
October, 1999   6.58%


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 7.44%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,671,007,362.88